Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Universe Fund of Option Income ETFs (YMAX)

YieldMax® Magnificent 7 Fund of Option Income ETFs (YMAG)

(the “Funds”)

listed on NYSE Arca, Inc.

September 11, 2025

Supplement to the Summary Prospectuses, Prospectus, and
Statement of Additional Information (“SAI”),
each dated February 28, 2025, as previously supplemented

Effective immediately, all references in the Funds’ summary prospectuses, prospectus and SAI to the frequency of the Funds’ payment of income distributions are hereby changed to reflect that the Funds will seek to make such distributions on a monthly or more frequent basis.

Please retain this Supplement for future reference.